UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 9, 2010

STELLAR RESOURCES, LTD.
(Exact name of registrant as specified in its charter)

Nevada	0-51400	98-0373867
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 N. Stephanie Street, Suite 1411, Las Vegas, Nevada    89014
(Address of principal executive offices)                           (Zip Code)

Registrant’s telephone number, including area code:  702-547-4614

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Other Events

March 8, 2010 - Stellar Resources, Ltd. (the “Company”) announced that Elk Hills Petroleum Canada Ltd. (EHPC) has agreed to invest $3,000,000 to acquire a 50% interest in Elk Hills Heavy Oil, LLC (EHHO) currently a wholly owned subsidiary of the Company.

Elk Hills Heavy Oil, LLC hold more than 20,000 acres of oil and gas leases in Carbon County, Montana.  The property is located with 30 miles of three oil refineries and has good road access.

Item 9.01   Financial Statements and Exhibits

Exhibit No.              Description
99.1                           Press Release

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th  day of March, 2010.

STELLAR RESOURCES, LTD.

By:           /s/ Ray Jefferd,
President, Chief Executive Officer
a member of the Board of Directors

By:           /s/ Luigi Rispoli
Chief Financial Officer
a member of the Board of Directors